                                                                   EXHIBIT 99.41

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal            MLM 04-WMC5
Account         Invesco
Completed       10/21/04 1:22 PM

                                 MLMI 2004-WMC5

                               AVAILABLE FUNDS CAP
                      +(NET COLLATERAL INTEREST) / SUM(BOND
                          BALANCES) * 360 / (ACT DAYS)

                   Scenario 1
                   ==========
1ml                 20.00000
6ml                 20.00000

           Fixed      75% PPC
            Arm      125% PPC
=============================
      0   10/29/04
      1   11/25/04   7.017
      2   12/25/04   10.007
      3   1/25/05    10.015
      4   2/25/05    10.026
      5   3/25/05    10.034
      6   4/25/05    10.053
      7   5/25/05    10.067
      8   6/25/05    10.090
      9   7/25/05    10.109
     10   8/25/05    10.135
     11   9/25/05    10.157
     12   10/25/05   10.173
     13   11/25/05   10.201
     14   12/25/05   10.214
     15   1/25/06    10.243
     16   2/25/06    10.264
     17   3/25/06    10.251
     18   4/25/06    10.303
     19   5/25/06    10.311
     20   6/25/06    10.376
     21   7/25/06    10.208
     22   8/25/06    10.257
     23   9/25/06    10.282
     24   10/25/06   10.275
     25   11/25/06   10.312
     26   12/25/06   10.287
     27   1/25/07    10.168
     28   2/25/07    10.168
     29   3/25/07    10.045
     30   4/25/07    10.166
     31   5/25/07    10.126
     32   6/25/07    10.159
     33   7/25/07     9.897
     34   8/25/07     9.936
     35   9/25/07     9.927
     36   10/25/07    9.870
     37   11/25/07    9.909
     38   12/25/07    9.802
     39   1/25/08     9.631
     40   2/25/08     9.619
     41   3/25/08     9.491
     42   4/25/08     9.593
     43   5/25/08     9.526
     44   6/25/08     9.567
     45   7/25/08     9.290
     46   8/25/08     9.337
     47   9/25/08     9.323
     48   10/25/08    9.248
     49   11/25/08    9.295
     50   12/25/08    9.219
     51   1/25/09     9.091
     52   2/25/09     9.077
     53   3/25/09     9.439
     54   4/25/09     9.048
     55   5/25/09     8.972
     56   6/25/09     9.018
     57   7/25/09     8.859
     58   8/25/09     8.910
     59   9/25/09     8.898
     60   10/25/09    8.825
     61   11/25/09    8.873
     62   12/25/09    8.802
     63   1/25/10     8.830
     64   2/25/10     8.819
     65   3/25/10     9.134
     66   4/25/10     8.796
     67   5/25/10     8.734
     68   6/25/10     8.775
     69   7/25/10     8.700
     70   8/25/10     8.739
     71   9/25/10     8.732
     72   10/25/10    8.677
     73   11/25/10    8.709
     74   12/25/10    8.655
     75   1/25/11     8.674
     76   2/25/11     8.663
     77   3/25/11     8.849
     78   4/25/11     8.638
     79   5/25/11     8.594
     80   6/25/11     8.615
     81   7/25/11     8.570
     82   8/25/11     8.589
     83   9/25/11     7.908
     84   10/25/11    8.159
     85   11/25/11    7.884
     86   12/25/11      -
     87   1/25/12       -